EATON VANCE ATLANTA CAPITAL SMID-CAP FUND
Supplement to Prospectus dated February 1, 2018

1.    The following replaces the first paragraph and related table in “SMID-Cap Portfolio.” under “Management and Organization”:

SMID-Cap Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion but less than $7.5 billion	0.7500%
$7.5 billion but less than $10 billion	0.7300%
$10 billion but less than $15 billion	0.7200%
$15 billion and over	0.7000%

* Pursuant to a fee reduction agreement effective May 1, 2018.

Prior to May 1, 2018, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion but less than $7.5 billion	0.7500%
$7.5 billion but less than $10 billion	0.7300%
$10 billion and over	0.7200%

* Pursuant to a fee reduction agreement effective May 1, 2017.

Prior to May 1, 2017, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	1.0000%
$500 million but less than $1 billion	0.9375%
$1 billion but less than $2.5 billion	0.8750%
$2.5 billion but less than $5 billion	0.8125%
$5 billion but less than $7.5 billion	0.7500%
$7.5 billion and over	0.7300%

May 1, 2018	29001 5.1.18